UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2019

AMERCO

(Exact name of registrant as specified in its charter)

Nevada	1-11255	88-0106815
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

5555 Kietzke Lane, Ste. 100 Reno, Nevada 89511 (Address of principal executive offices including zip code)

(775) 688-6300

(Registrant’s telephone number, including area code)

Not Applicable (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events

Pursuant to the AMERCO shelf registration statement filed with the US Securities and Exchange Commission on January 13, 2017 (the “Registration Statement”) and a prospectus supplement filed on August 28, 2018, AMERCO (the “Company”) offered an aggregate principal amount of up to $4,524,800 of its Fixed Rate Secured Notes Series UIC-5H (the “Series UIC-5H Offering”).  In connection with the Series UIC-5H Offering, the Company, as Issuer, and U.S. Bank National Association, as Trustee, entered into the Thirty-Third Supplemental Indenture dated August 28, 2018 (the “Original Thirty-Third Supplement”).  Effective as of May 3, 2019, the Company has amended and restated the Original Thirty-Third Supplement to limit the notes which may be offered and issued thereunder to $1,817,600, and to correspondingly limit the collateral which may be granted thereunder.

Pursuant to the Registration Statement and a prospectus supplement filed on October 23, 2018, the Company offered an aggregate principal amount of up to $4,930,000 of its Fixed Rate Secured Notes Series UIC-6H, 7H, 8H, 9H, 10H, 11H, 12H, 13H, 14H, 15H, 16H, 17H and 18H (the “Series UIC 6H-18H Offering”).  In connection with the Series UIC 6H-18H Offering, the Company, as Issuer, and U.S. Bank National Association, as Trustee, entered into the Thirty-Fourth Supplemental Indenture (the “Original Thirty-Fourth Supplement”).  Effective as of May 3, 2019, the Company has amended and restated the Original Thirty-Fourth Supplement to remove therefrom Series 8H, 16H and 17H, and to correspondingly reduce the potential offering amount thereunder to $3,420,000 and to remove specified potential collateral grantable thereunder.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
4.1	Series UIC-5H Amended and Restated Thirty-Third Supplemental Indenture, dated May 3, 2019, by and between AMERCO and U.S. Bank National Association, as trustee.
4.2

Series UIC-6H, 7H, 9H, 10H, 11H, 12H, 13H, 14H, 15H and 18H Amended and Restated Thirty-Fourth Supplemental Indenture, dated May 3, 2019, by and between AMERCO and U.S. Bank National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERCO

(Registrant)

/s/ Jason A. Berg

Jason A. Berg

Chief Financial Officer

Date: May 3, 2019

EXHIBIT INDEX

Exhibit No.	Description
4.1	Series UIC-5H Amended and Restated Thirty-Third Supplemental Indenture, dated May 3, 2019, by and between AMERCO and U.S. Bank National Association, as trustee.
4.2

Series UIC-6H, 7H, 9H, 10H, 11H, 12H, 13H, 14H, 15H and 18H Amended and Restated Thirty-Fourth Supplemental Indenture, dated May 3, 2019, by and between AMERCO and U.S. Bank National Association, as trustee.